                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 19, 1996



                             BANK PLUS CORPORATION
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      DELAWARE              000-28292                     95-4571410
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   (STATE OR OTHER       (COMMISSION FILE              (IRS EMPLOYER
   JURISDICTION OF       NUMBER)                       IDENTIFICATION NO.)
   INCORPORATION)



         4565 COLORADO BOULEVARD, LOS ANGELES, CALIFORNIA       90039
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (818) 241-6215
                                                   -----------------


              N/A
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS

     Bank Plus Corporation ("Registrant") is a savings and loan holding company for Fidelity Federal Bank, A Federal Savings Bank (the "Bank"). Registrant became subject to the reporting requirements of the Securities and Exchange Act on May 15, 1996 when its registration statement on Form 8-B became effective. Registrant is the successor issuer to the Bank which, prior to the reorganization and merger with Registrant, was a publicly held federally chartered savings and loan institution filing reports with the Office of Thrift Supervision ("OTS").

     Registrant is hereby filing the Quarterly Report on Form 10-Q of the Bank for the quarterly period ended March 31, 1996 (the "Form 10-Q"), which was filed with the OTS on April 30, 1996, in anticipation of filing a Registration Statement on Form S-8 which would incorporate the Form 10-Q by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     99.1 Quarterly Report on Form 10-Q of Fidelity Federal Bank, A Federal Savings Bank for the quarterly period ended March 31, 1996, as filed with the Office of Thrift Supervision on April 30, 1996.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANK PLUS CORPORATION



Date:  November 19, 1996            By: /s/ Richard M. Greenwood
                                       --------------------------------
                                       Richard M. Greenwood
                                       Chairman and Chief Executive
                                       Officer